Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION On January 7, 2026 (the "Closing Date"), Constellation Energy Corporation, a Pennsylvania corporation ("CEG Parent") and Constellation Energy Generation, LLC (“Constellation”, together with CEG Parent, the "Company") completed the acquisition of Calpine Corporation, a Delaware corporation ("Calpine"). As a result of the transactions contemplated by the Agreement and Plan of Merger, dated January 10, 2025 ("the Merger Agreement"), Calpine was converted into a limited liability company, Calpine LLC, and became an indirect, wholly owned subsidiary of Constellation. The following unaudited pro forma condensed combined financial information is presented to reflect the estimated effects of the Merger in accordance with the Merger Agreement. Under the terms of the Merger Agreement, the merger consideration consisted of (A) 50 million newly issued shares of CEG Parent common stock, no par (the "Stock Consideration") and (B) $4,500 million in cash (the "Cash Consideration" and together with the Stock Consideration, "Merger Consideration"). The Merger Consideration is subject to transaction related adjustments effected at the closing of the Merger and certain adjustments as specified in the Merger Agreement. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2025, give effect to the Merger as if it was completed on January 1, 2025. The Unaudited Pro Forma Condensed Combined Balance Sheets give effect to the Merger as if it was completed on December 31, 2025. The unaudited pro forma condensed combined financial information (“unaudited pro forma financial statements”) has been derived from, and should be read in conjunction with, (i) the historical audited consolidated financial statements of the Company and accompanying notes included in the Company's annual report on Form 10-K as of and for the year ended December 31, 2025 and (ii) the historical audited consolidated financial statements of Calpine and accompanying notes as of and for the year ended December 31, 2025, filed as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with Article 11 of Regulation S-X, the unaudited pro forma financial statements are prepared for illustrative and informational purposes only and are not intended to represent what the combined results of operations would have been had the acquisition occurred on the date indicated, or what they will be for any future periods. In order to satisfy regulatory requirements, the Company has agreed to divest certain Calpine plants, as well as Calpine's interest in an equity method investment. The unaudited pro forma financial statements have been adjusted to reflect the planned divestitures. The unaudited pro forma financial statements do not reflect the realization of any expected cost savings or other synergies as a result of the Merger. In connection with the Merger, Constellation completed the previously announced private exchange offers (the "Exchange Offers") in January 2026. Upon closing, $2,290 million of aggregate principal amount of fixed rate Constellation debt was exchanged for certain outstanding indebtedness of Calpine (the "Debt Exchange"). In addition, following the Closing Date, Constellation issued $2,750 million of new predominantly fixed-rate debt (the “Debt Issuance”), the proceeds from which were used to pay down Calpine debt assumed. The Debt Exchange and Debt Issuance, inclusive of subsequent pay downs of Calpine debt, did not have a material impact; accordingly, no pro forma adjustments related to these transactions have been reflected in the accompanying unaudited pro forma financial statements. The unaudited pro forma financial statements have been prepared using the acquisition method of accounting for business combinations under generally accepted accounting principles in the United States (“US GAAP”) whereby CEG Parent is considered the accounting acquirer. Under the acquisition method of accounting, the Merger Consideration will be allocated to the identifiable assets acquired and liabilities assumed based upon their estimated fair values as of the closing of the Merger, and any excess value of the Merger Consideration over the acquired net assets will be recognized as goodwill, if applicable. The assets acquired and liabilities assumed of Calpine have been measured based on various preliminary estimates using assumptions that the Company believes are reasonable, based on information that is currently available. The Company expects to complete the final purchase price allocation during the 12-month period following the Closing Date. Due to the unaudited pro forma financial statements being prepared based on preliminary estimates of the net assets acquired as of December 31, 2025, the final purchase price allocation and the resulting effect on financial position and results of operations may differ significantly from the unaudited pro forma amounts included herein. As a result, the pro forma adjustments are preliminary and are subject to change as additional information becomes available and as additional analysis is performed, and these changes may be material. 1

CONSTELLATION ENERGY CORPORATION AND SUBSIDIARY COMPANIES UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET As of December 31, 2025 (in millions) Historical CEG Parent Historical Calpine as Conformed (Note 3) Acquisition Accounting Adjustments Note Pro Forma Combined ASSETS Current Assets Cash and cash equivalents $ 3,641 $ 1,859 $ (4,499) (4A) $ 1,001 Restricted cash and cash equivalents 107 261 — 368 Accounts receivable, net 4,266 771 (15) (4B) 5,022 Derivative assets 945 758 100 (4C) 1,803 Inventories, net 1,736 942 — 2,678 Renewable energy credits 789 180 — 969 Assets held for sale — 1,586 4,068 (4D) 5,654 Other 635 146 484 (4C) (4E) 1,265 Total current assets 12,119 6,503 138 18,760 Property, plant, and equipment, net 22,474 11,460 7,330 (4D) 41,264 Deferred debits and other assets Nuclear decommissioning trust funds 19,336 — — 19,336 Goodwill 420 242 10,582 / (4F) 11,244 Derivative assets 450 1,001 42 (4C) 1,493 Other 2,450 590 1,591 (4E) 4,631 Total deferred debits and other assets 22,656 1,833 12,215 36,704 Total assets $57,249 $19,796 $19,683 $96,728 2

CONSTELLATION ENERGY CORPORATION AND SUBSIDIARY COMPANIES UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET As of December 31, 2025 (in millions) Historical CEG Parent Historical Calpine as Conformed (Note 3) Acquisition Accounting Adjustments Note Pro Forma Combined LIABILITIES AND EQUITY Current liabilities Short-term borrowings $ 1,650 $ — $ — $ 1,650 Long-term debt due within one year 92 279 — 371 Accounts payable and accrued expenses 4,294 1,685 33 (4G) 6,012 Derivative liabilities 467 232 71 (4C) 770 Renewable energy credit obligation 1,075 223 — 1,298 Other 366 335 287 (4C) (4E) 988 Total current liabilities 7,944 2,754 391 11,089 Long-term debt 7,250 12,203 69 (4H) 19,522 Deferred credits and other liabilities Deferred income taxes and unamortized ITCs 3,544 973 2,988 (4I) 7,505 Asset retirement obligations 13,193 259 106 (4J) 13,558 Pension obligations and non- pension postretirement benefit obligations 1,977 — — 1,977 Payables related to Regulatory Agreement Units 5,334 — — 5,334 Derivative liabilities 414 447 (59) (4C) 802 Other 2,740 554 1,335 (4E) 4,629 Total deferred credits and other liabilities 27,202 2,233 4,370 33,805 Total liabilities 42,396 17,190 4,830 64,416 Commitments and contingencies Equity Common stock 11,043 9,933 7,574 (4K) 28,550 Retained earnings (deficit) 5,899 (6,865) 6,817 (4K) 5,851 Accumulated other comprehensive income (loss), net (2,425) (462) 462 (4K) (2,425) Total shareholders' equity 14,517 2,606 14,853 31,976 Noncontrolling interests 336 — — 336 Total equity 14,853 2,606 14,853 32,312 Total liabilities and shareholders' equity $ 57,249 $ 19,796 $ 19,683 $ 96,728 See notes to unaudited pro forma condensed combined financial statements 3

CONSTELLATION ENERGY CORPORATION AND SUBSIDIARY COMPANIES UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the year ended December 31, 2025 (in millions, except per share data) Historical CEG Parent Historical Calpine as Conformed (Note 3) Acquisition Accounting Adjustments Note Pro Forma Combined Operating revenues $ 25,533 $ 13,011 $ (1,732) (4E) (4L) $ 36,812 Operating expenses Purchased power and fuel 14,681 7,488 (1,581) (4E) (4L) 20,588 Operating and maintenance 6,159 1,686 103 (4G) (4M) 7,948 Depreciation and amortization 985 798 174 (4N) 1,957 Taxes other than income taxes 622 104 — 726 Total operating expenses 22,447 10,076 (1,304) 31,219 Gain (loss) on sales of assets and businesses — 127 — 127 Operating income (loss) 3,086 3,062 (428) 5,720 Other income and (deductions) Interest expense, net (511) (607) 68 (4O) (1,050) Loss on extinguishment of debt — (7) — (7) Other, net 936 (6) — 930 Total other income and (deductions) 425 (620) 68 (127) Income (loss) before income taxes 3,511 2,442 (360) 5,593 Income tax (benefit) expense 1,187 478 (91) (4I) 1,574 Equity in income (losses) of unconsolidated affiliates (1) 9 — 8 Net income (loss) 2,323 1,973 (269) 4,027 Net income (loss) attributable to noncontrolling interests 4 — — 4 Net income (loss) attributable to common shareholders $ 2,319 $ 1,973 $ (269) $ 4,023 Average shares of common stock outstanding: Basic 313 50 (4P) 363 Diluted 314 50 (4P) 364 Earnings per average common share Basic $ 7.40 (4P) $ 11.08 Diluted $ 7.40 (4P) $ 11.05 See notes to unaudited pro forma condensed combined financial statements 4

CONSTELLATION ENERGY GENERATION, LLC AND SUBSIDIARY COMPANIES UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET As of December 31, 2025 (in millions) Historical Constellation Historical Calpine as Conformed (Note 3) Acquisition Accounting Adjustments Note Pro Forma Combined ASSETS Current Assets Cash and cash equivalents $ 3,641 $ 1,859 $ (4,499) (4A) $ 1,001 Restricted cash and cash equivalents 79 261 — 340 Accounts receivable, net 4,251 771 (15) (4B) 5,007 Derivative assets 945 758 100 (4C) 1,803 Inventories, net 1,736 942 — 2,678 Renewable energy credits 789 180 — 969 Assets held for sale — 1,586 4,068 (4D) 5,654 Other 634 146 484 (4C) (4E) 1,264 Total current assets 12,075 6,503 138 18,716 Property, plant, and equipment, net 22,474 11,460 7,330 (4D) 41,264 Deferred debits and other assets Nuclear decommissioning trust funds 19,336 — — 19,336 Goodwill 420 242 10,582 /(4F) 11,244 Derivative assets 450 1,001 42 (4C) 1,493 Other 2,443 590 1,591 (4E) 4,624 Total deferred debits and other assets 22,649 1,833 12,215 36,697 Total assets $ 57,198 $ 19,796 $ 19,683 $ 96,677 5

CONSTELLATION ENERGY GENERATION, LLC AND SUBSIDIARY COMPANIES UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET As of December 31, 2025 (in millions) Historical Constellation Historical Calpine as Conformed (Note 3) Acquisition Accounting Adjustments Note Pro Forma Combined LIABILITIES AND EQUITY Current liabilities Short-term borrowings $ 1,650 $ — $ — $ 1,650 Long-term debt due within one year 92 279 — 371 Accounts payable and accrued expenses 4,033 1,685 33 (4G) 5,751 Payables to affiliates 365 — — 365 Derivative liabilities 467 232 71 (4C) 770 Renewable energy credit obligation 1,075 223 — 1,298 Other 358 335 287 (4C)( 4E) 980 Total current liabilities 8,040 2,754 391 11,185 Long-term debt 7,250 12,203 69 (4H) 19,522 Deferred credits and other liabilities Deferred income taxes and unamortized ITCs 3,544 973 2,988 (4I) 7,505 Asset retirement obligations 13,193 259 106 (4J) 13,558 Pension obligations and non- pension postretirement benefit obligations 1,977 — — 1,977 Payables related to Regulatory Agreement Units 5,334 — — 5,334 Derivative liabilities 414 447 (59) (4C) 802 Other 2,583 554 1,335 (4E) 4,472 Total deferred credits and other liabilities 27,045 2,233 4,370 33,648 Total liabilities 42,335 17,190 4,830 64,355 Commitments and contingencies Equity Membership interest 10,144 9,933 7,574 (4K) 27,651 Undistributed earnings (deficit) 6,808 (6,865) 6,817 (4K) 6,760 Accumulated other comprehensive income (loss), net (2,425) (462) 462 (4K) (2,425) Total member's equity 14,527 2,606 14,853 31,986 Noncontrolling interests 336 — — 336 Total equity 14,863 2,606 14,853 32,322 Total liabilities and member's equity $ 57,198 $ 19,796 $ 19,683 $ 96,677 See notes to unaudited pro forma condensed combined financial statements 6

CONSTELLATION ENERGY GENERATION, LLC AND SUBSIDIARY COMPANIES UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the year ended December 31, 2025 (in millions, except per share data) Historical Constellation Historical Calpine as Conformed (Note 3) Acquisition Accounting Adjustments Note Pro Forma Combined Operating revenues $ 25,533 $ 13,011 $ (1,732) (4E) (4L) $ 36,812 Operating expenses Purchased power and fuel 14,681 7,488 (1,581) (4E) (4L) 20,588 Operating and maintenance 6,159 1,686 103 (4G) (4M) 7,948 Depreciation and amortization 985 798 174 (4N) 1,957 Taxes other than income taxes 622 104 — 726 Total operating expenses 22,447 10,076 (1,304) 31,219 Gain (loss) on sales of assets and businesses — 127 — 127 Operating income (loss) 3,086 3,062 (428) 5,720 Other income and (deductions) Interest expense, net (511) (607) 68 (4O) (1,050) Loss on extinguishment of debt — (7) — (7) Other, net 936 (6) — 930 Total other income and (deductions) 425 (620) 68 (127) Income (loss) before income taxes 3,511 2,442 (360) 5,593 Income tax (benefit) expense 1,187 478 (91) (4I) 1,574 Equity in income (losses) of unconsolidated affiliates (1) 9 — 8 Net income (loss) 2,323 1,973 (269) 4,027 Net income (loss) attributable to noncontrolling interests 4 — — 4 Net income (loss) attributable to membership interest $ 2,319 $ 1,973 $ (269) $ 4,023 See notes to unaudited pro forma condensed combined financial statements 7

Notes to Unaudited Pro Forma Condensed Combined Financial Statements 1. Basis of Presentation The unaudited pro forma financial statements were derived from historical consolidated financial statements of the Company and Calpine which were prepared in accordance with US GAAP. Amounts disclosed relate to CEG Parent and Constellation unless specifically noted. Certain accounting policy alignment and reclassification adjustments were made to conform Calpine's historical financial statement presentation with the Company's historical financial statement presentation, see Note 3 - Accounting Policy Alignment and Reclassification Adjustments for additional information. The Merger is being accounted for as a business combination using the acquisition method of accounting under US GAAP, which requires assets acquired and liabilities assumed to be recorded at their acquisition date fair value. The initial accounting for the Merger is not complete because the valuations necessary to assess the fair values of certain assets acquired and liabilities assumed are preliminary. Therefore, the allocation of the purchase price as reflected in the unaudited pro forma financial statements is based upon management's preliminary estimates of the fair value of the assets acquired and liabilities assumed. The preliminary amounts recognized are subject to revision until the valuations are completed and to the extent that additional information is obtained about the facts and circumstances that existed as of the acquisition date. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could have a material impact on the accompanying unaudited pro forma financial statements and the combined company’s future results of operations and financial position. 2. Preliminary Purchase Price Allocation The table below represents the preliminary calculation of estimated Merger Consideration for the purposes of the unaudited pro forma financial statements. (in millions) Estimated fair value of CEG Parent common stock issued (1) $ 17,603 Less: Estimated fair value of certain common stock subject to vesting attributable to post-combination expense(2) (96) Purchase price from Stock Consideration $ 17,507 Cash Consideration (3) 4,342 Effective settlement of pre-existing relationships (14) Total Estimated Merger Consideration $ 21,835 __________ (1) Represents the fair value of 50 million shares of CEG Parent common stock issued pursuant to the Merger Agreement, net of transaction related adjustments executed in connection with the closing of the Merger, calculated using CEG Parent's closing stock price of $354.58 on January 6, 2026. (2) Certain CEG Parent common stock issued to Calpine employees is subject to a vesting period up to 26 months and thus has been excluded from the merger consideration and instead will be accounted for post-Merger as stock-based compensation expense in accordance with US GAAP (see Note 4L). (3) Represents cash paid to Calpine shareholders in connection with the Merger. The amount is equal to the Cash Consideration reduced by certain adjustments based on contractual terms specified in the Merger Agreement. Under the acquisition method of accounting, the identifiable assets acquired and liabilities assumed from Calpine are recognized and measured at fair value. The purchase price allocation is preliminary and is based on available information and certain assumptions, which the Company believes are reasonable. 8

The following table presents a preliminary allocation of the estimated Merger Consideration to the fair values of the identifiable assets acquired and liabilities assumed from Calpine, measured as of the Closing Date, based on Calpine's balance sheet as of December 31, 2025, as adjusted for accounting policy alignment and reclassification adjustments as well as acquisition accounting adjustments shown below. (in millions) January 07, 2026 Total estimated Merger Consideration for Calpine Acquisition $ 21,835 Cash and cash equivalents 1,702 Restricted cash and cash equivalents 261 Accounts receivable 758 Derivative assets 1,902 Inventories 942 Assets held for sale 5,654 Property, plant, and equipment 18,790 Renewable energy credits 180 Unamortized energy contracts 2,133 Other assets 678 Total estimated fair value of assets acquired $ 33,000 Accounts payable and accrued expenses 1,683 Debt 12,551 Derivative liabilities 695 Renewable energy credit obligation (1) 302 Deferred income taxes and unamortized ITCs 3,961 Asset retirement obligations 365 Unamortized energy contracts 1,790 Other liabilities 642 Total estimated fair value of liabilities assumed $ 21,989 Estimated net assets acquired $ 11,011 Goodwill $ 10,824 __________ (1) Includes $79 million related to the long term-portion of renewable energy credit obligation. This obligation is classified within Other liabilities (non- current) on the Unaudited Pro Forma Condensed Combined Balance Sheets. 9

3. Accounting Policy Alignment and Reclassification Adjustments Certain reclassification and accounting policy alignment adjustments have been made to conform Calpine's historical financial statement presentation to the Company's historical financial statement presentation and accounting policies. During the preparation of these unaudited pro forma financial statements, the Company performed a preliminary analysis of Calpine’s historical financial information to identify any differences in accounting policies that would require reclassification of Calpine's historical financial statement presentation to conform to the Company's accounting policies. Aside from the accounting policy alignment and reclassification adjustments identified herein, the Company is not aware of any material differences between the accounting policies of the Company and Calpine. The following reflects the accounting policy alignment and reclassification adjustments made to present Calpine’s historical consolidated balance sheet as of December 31, 2025 in conformity with that of the Company: Calpine Corporation and Subsidiaries Consolidated Condensed Balance Sheet As of December 31, 2025 (In millions) Presentation in Historical Financial Statements Conformance with CEG Parent and Constellation Presentation Calpine Historical Reclassification Note Historical Calpine as Conformed Assets Cash and cash equivalents Cash and cash equivalents $ 1,859 $ — $ 1,859 Accounts receivable, net Accounts receivable, net 1,134 (363) (i) 771 Inventories Inventories, net 875 67 (ii) (iv) 942 Margin deposits and other prepaid expense 116 (116) (iii) — Restricted cash, current Restricted cash and cash equivalents 261 — 261 Derivative assets, current Derivative assets (current) 758 — 758 Renewable energy credits 180 (ii) 180 Current assets held for sale AAssets held for sale 1,586 — 1,586 Other current asset Other assets (current) 30 116 (iii) 146 Property, plant and equipment, net Property, plant, and equipment, net 11,624 (164) (iv) 11,460 Restricted cash, net of current portion 1 (1) — Long-term derivative assets Derivative assets (non- current) 1,001 — 1,001 Intangible assets, net 155 (155) (v) — Goodwill Goodwill 242 — 242 Investments in equity interests 136 (136) (vi) — Deferred income tax assets 163 (163) (vii) — Other assets Other assets (non-current) 381 209 (iv) (v) (vi) 590 Total Assets $ 20,322 $ 19,796 8

Calpine Corporation and Subsidiaries Consolidated Condensed Balance Sheet As of December 31, 2025 (In millions) Presentation in Historical Financial Statements Conformance with CEG Parent and Constellation Presentation Calpine Historical Reclassification Note Historical Calpine as Conformed Liabilities Accounts payable Accounts payable and accrued expenses $ 1,260 425 (i) (viii) $ 1,685 Accrued interest payable 87 (87) (viii) — Debt, current portion Long-term debt due within one year 279 — 279 Derivative liabilities, current Derivative liabilities (current) 232 — 232 Current liabilities held for sale 54 (54) (x) Other current liabilities Other liabilities (current) 1,205 (870) (viii) (ix) (x) 335 Renewable energy credit obligation — 223 (ix) 223 Debt, net of current portion Long-term debt 12,203 — 12,203 Deferred income tax liability Deferred income taxes and unamortized ITCs 1,136 (163) (vii) 973 Long-term derivative liabilities Derivative liabilities (non- current) 447 — 447 Other long-term liabilities Other liabilities (non-current) 813 (259) (xi) 554 Asset retirement obligations — 259 (xi) 259 Stockholder's Equity — Common stock Common stock or Membership interest [a] — 9,933 (xii) 9,933 Additional paid-in capital 9,933 (9,933) (xii) — Accumulated deficit Retained earnings (deficit) or Undistributed earnings (deficit) (a) (6,865) — (6,865) Accumulated other comprehensive loss Accumulated other comprehensive income (loss), net (462) — (462) Total Liabilities and Stockholder's Equity $ 20,322 $ 19,796 (a) The “or” designation denotes the presentation for CEG Parent or for Constellation as applicable under each entity’s capital structure in the unaudited pro forma financial statements. (i) Relates to reclassification of $363 million from Accounts receivable, net to Accounts payable and accrued expenses to conform with the Company's historical presentation of unbilled counterparty balances on a net basis. (ii) Relates to reclassification of $180 million from Inventories to Renewable energy credits. (iii) Relates to reclassification of $116 million from Margin deposits and other prepaid expense to Other assets (current). (iv) Relates to reclassification of $247 million of spare parts from Property, plant and equipment, net to Inventories, net partially offset by $83 million of deposits from Other assets to Property, plant and equipment, net. (v) Primarily relates to reclassification of $155 million from Intangible assets, net to Other assets (non-current). (vi) Relates to reclassification of $136 million from Investment in equity interests to Other assets (non-current). (vii) Reclassification of $163 million from Deferred income tax assets to Deferred income taxes and unamortized ITCs) (viii) Reclassification of $701 million from Other current liabilities and $87 million from Accrued interest payable to Accounts payable and accrued expenses. (ix) Reclassification of $223 million from Other current liabilities to Renewable energy credit obligation. (x) Reclassification of $54 million from Current liabilities held for sale to Other liabilities (current). (xi) Reclassification of $259 million from Other long-term liabilities to Asset retirement obligations. (xii) Reclassification of $9,933 million from Additional paid-in capital to Common stock or Membership interest. 9

The following accounting policy alignment and reclassification adjustments were made to present Calpine’s historical consolidated statement of operations for the year ended December 31, 2025 in conformity with that of the Company: Calpine Corporation and Subsidiaries Consolidated Condensed Statement of Operations For the year ended December 31, 2025 (In millions) Presentation in Historical Financial Statements Conformance with CEG Parent and Constellation Presentation Calpine Historical Reclassification Note Historical Calpine as Conformed Commodity revenue Operating revenues $ 13,534 $ (523) (i) (ii) $ 13,011 Mark-to-market (loss) gain - Operating revenue 701 (701) (i) — Other revenue 65 (65) (i) — Commodity expense Purchased power and fuel 8,490 (1,002) (ii) (iii) (iv) 7,488 Mark-to-market loss (gain) - Operating expense 169 (169) (iii) — Operating and maintenance expense Operating and maintenance 1,468 218 (iv) (v) 1,686 Depreciation and amortization expense Depreciation and amortization 798 — 798 General and other administrative expense 165 (165) (v) — Other operating expense 215 (215) (v) — Taxes other than income taxes — 104 (v) 104 Loss on sale of assets. net Gain (loss) on sales of assets and businesses (127) — 127 (Income) loss from unconsolidated subsidiaries Equity in income (losses) of unconsolidated affiliates (9) — 9 Interest expense Interest expense, net 607 — 607 Loss on extinguishment of debt Loss on extinguishment of debt 7 — 7 Other expense, net Other, net 66 (60) (v) 6 Income tax expense Income tax (benefit) expense 478 — 478 Net income $ 1,973 $ 1,973 __________ (i) Reclassification of $701 million from Mark-to-market (loss) gain - Operating revenues and $65 million from Other revenue to Operating revenues. (ii) Adjustment reflects a decrease in both Operating revenues and Purchased power and fuel of $1,289 million in order to conform with the Company's historical presentation of the classification of derivative revenues and expenses, netting of retail transmission and distribution fees, and netting of ISO capacity by region. (iii) Reclassification of $169 million from Mark-to-market loss (gain) - Operating expense to Purchased power and fuel. (iv) Reclassification of $118M from Operating and maintenance to Purchased power and fuel for certain variable, production-related costs, to conform with the Company’s historical presentation. (v) Relates to reclassification of $165 million from General and other administrative expense, $215 million from Other operating expense and $60 million of income from letter of credit fees reclassified from Other expense, net to Operating and maintenance expense; in addition to $104 million in property taxes reclassified from Operating and maintenance expense to Taxes other than income taxes . 10

4. Adjustments to Unaudited Pro Forma Financial Statements A. Reflects a reduction of $4,499 million primarily to reflect the cash portion of the Merger Consideration. B. Reflects effective settlement of pre-existing arrangements and related balances between the Company and Calpine in connection with the acquisition. C. Primarily relates to the adjustment to measuring the impact of the derivative instruments at fair value as of the Closing Date and a reclassification to conform the presentation of collateral allocation and derivative netting to the Company's historical presentation. D. Reflects a step-up of $7,330 million in the fair value of property, plant and equipment acquired and a step-up of $4,068 million in the fair value of assets held for sale. Fair value was estimated using significant assumptions about operating strategies and estimates of future cash flows, which required assessments of current and projected market conditions. Forecasting future cash flows requires assumptions regarding forecasted commodity prices for the sale of power and purchases of fuel and the expected operations of assets. The estimated remaining useful lives of the acquired property, plant and equipment range from 2 to 40 years. The cash flows were discounted using rates between 9% and 15%, depending on the related technology and market in which each respective asset operates, and reflect the risks inherent in the future cash flows. A 0.5% change in the discount rates would increase or decrease the fair value of the property, plant, and equipment by approximately $630 million. E. Primarily relates to adjustments to measure acquired unamortized energy contracts at their preliminary estimated fair value. Unamortized energy contracts totaling $517 million and $367 million are included in Other assets (current) and Other liabilities (current), respectively. Unamortized energy contracts totaling $1,616 million and $1,423 million are included in Other assets (non-current) and Other liabilities (non-current), respectively. Unamortized energy contracts represent non-derivative energy contracts acquired from Calpine. The initial amount recorded for the unamortized energy contracts represents the fair value of the contracts as of the Closing Date. The unamortized energy contract assets and liabilities are amortized over the life of the contract in accordance with the expected realization of the underlying cash flows. The estimated weighted average useful life of Unamortized Energy Contracts is approximately 6 years. Amortization of the unamortized energy contract assets and liabilities is recorded in Operating revenues or Purchased power and fuel expense, depending on the nature of the underlying contract. For the year ended December 31, 2025, the amortization of Unamortized Energy Contracts resulted in a net decrease of $239 million to Operating revenue and a net decrease of $88 million to Purchased power and fuel expense. The following table summarizes the estimated future amortization related to the unamortized energy contracts for each of the next 5 calendar years. The amounts below reflect a net increase (decrease) to Operating income (pre-tax). (in millions) Net Estimated Amortization 2026 $ (151) 2027 88 2028 61 2029 27 2030 14 F. Reflects the elimination of Calpine's historical goodwill and the recognition of preliminary estimated goodwill as a result of the Merger. Refer to Note 2 for the preliminary purchase price allocation. G. Primarily represents the estimated Merger-related transaction costs yet to be expensed or accrued in the Company's historical financial statements through December 31, 2025. Estimated Merger-related transaction costs include investment banker, advisory, legal, valuation and other professional fees. The Company's total estimated Merger-related transaction costs amount to $105 million, with $57 million in expense recognized to date, resulting in a pro forma adjustment of $48 million. H. Reflects an adjustment to measure the long-term debt, net of amounts due within one year, at its estimated fair value. I. Represents the estimated tax impact of the pro forma adjustments based on an assumed tax rate of 25.3%. The assumed tax rate reflects a blended average statutory rate based on the assumed jurisdiction for the pro forma adjustments and current structure. The effective tax rate of the Company following the acquisition could be different depending on post-acquisition activities, including cash needs, the geographical mix of income, and changes in tax law. Because the tax rates used for the unaudited pro forma condensed combined statement of operations are estimated, the blended rate will likely vary from the actual effective tax rate in periods subsequent to the completion of the acquisition. This determination is preliminary and subject to change based upon the final determination of the fair value of the acquired assets and assumed liabilities. J. Reflects an increase of $106 million to asset retirement obligations, primarily due to updated estimated decommissioning costs and the application of the relevant Company discount rates as of the Closing Date. The impact to accretion expense related to the asset retirement obligations adjustment was not material for the year ended December 31, 2025. 12

K. The following tables summarize the transaction accounting adjustments impacting the equity balances of CEG Parent and Constellation as combined with Calpine: (in millions) Elimination of Historical Calpine's Equity Stock Consideration (refer to Note 2) Transaction Adjustments Total Pro Forma Adjustments CEG Parent Shareholders’ Equity Common stock $ (9,933) $ 17,507 $ 7,574 Retained earnings (deficit)(1) 6,865 — (48) 6,817 Accumulated other comprehensive income (loss), net 462 — — 462 Total $ (2,606) $ 17,507 $ (48) $ 14,853 __________ (1) Reflects adjustment to retained earnings for post-combination transaction costs expected to be incurred within 12-months following the anticipated closing date of the Merger. (in millions) Elimination of Historical Calpine's Equity Transaction Adjustments Total Pro Forma Adjustments Constellation Member's Equity Membership interest(1) $ (9,933) $ 17,507 $ 7,574 Undistributed earnings (deficit)(2) 6,865 (48) 6,817 Accumulated other comprehensive income (loss), net 462 — 462 Total $ (2,606) $ 17,459 $ 14,853 __________ (1) The increase in membership interest reflects the additional investment of CEG Parent in Constellation as a result of the acquisition. (2) Reflects adjustment to undistributed earnings for post-combination transaction costs expected to be incurred within 12-months following the anticipated closing date of the Merger. L. This adjustment primarily reflects the impact to the combined company of reporting the sale and purchase of electricity in the spot market on a net hourly basis in either Operating revenues or Purchased power and fuel expense within each region, depending on our net hourly position. Operating revenues and Purchased power and fuel both decreased by $1,287 million for the year ended December 31, 2025, respectively. Additionally, Operating revenues and Purchased power and fuel both decreased by $206 million for the year ended December 31, 2025, respectively, to align with the Company's classification of derivative revenues and expenses. M. Reflects adjustment for stock-based compensation related to the issuance of CEG Parent's common stock to certain members of Calpine's management, with the stock awards subject to vesting based on continued employment. N. Reflects incremental depreciation expense related to the fair value of property, plant, and equipment acquired, net of assets held for sale. Depreciation is ceased for assets held for sale, thus Calpine's historical depreciation expense is eliminated for those assets. O. Reflects an adjustment to decrease interest expense by $68 million for the year ended December 31, 2025, primarily driven by lower interest rates. P. The unaudited pro forma combined basic and diluted earnings per share calculations are based on the average basic and diluted shares of CEG Parent. The following table summarizes the computation of the unaudited pro forma basic and diluted earnings per share: (Amounts and shares in millions) Year ended December 31, 2025 Numerator: Pro forma net income $ 4,023 Basic and diluted pro forma net income attributable to CEG Parent's common shareholders 4,023 Denominator: Historical basic average CEG Parent's shares outstanding 313 Shares of CEG Parent's common stock issued 50 Pro forma basic average CEG Parent's shares outstanding 363 Assumed exercise and/or distributions of stock-based awards 1 Pro forma diluted average CEG Parent's shares outstanding 364 Pro forma basic earnings per share $ 11.08 Pro forma diluted earnings per share $ 11.05 13